EXHIBIT 10.2

                  BRIDGE  FINANCING  AGREEMENT



     This agreement is made this       day of November, 1995, by and
between Norman Winer
("Lender" or "Holder"), and Skyway Advertising, Inc. ("Skyway" or
"Borrower").

     Whereas, Lender wishes to provide and Borrower wishes to secure certain short-term financing in anticipation of a proposed Initial Public Offering of the securities of Borrower, and

     Whereas, both of the parties hereto have acknowledged the receipt of good and valuable consideration for the covenants, promises, performances and obligations undertaken, or to be undertaken in fulfillment of this Agreement,


     NOW, THEREFORE, IT IS HEREBY AGREED:


     1. Closing on the financing anticipated hereby shall take place at the offices of
Tuschner & Company, 120 South 6th Street, Suite 800, Minneapolis,
Minnesota at a time to be
set by the parties on November       , 1995.


     2.   Lender shall deliver to Borrower the sum of $150,000.


     3.   Borrower shall deliver to Lender the following documents:

          a. An executed Promissory Note in the form attached hereto as Exhibit "A";

          b.   A Security Agreement in a form satisfactory to Lender and
Lender's              counsel;

          c. A UCC-1 Financing Statement with respect to the security interest granted pursuant to said Security Agreement;

          d.   A Warrant as set forth in this Agreement;

      e.   A   n opinion of counsel that th   e transactions described in this
Agreement              and related docume   nts have been authorized by all
necessary corporate                actio   n on the part of the Borrower from
counsel that represents that it is knowledgeable and experienced in the area of securities law, and in which said counsel also indicates that he has examined the books and records of Skyway to the extent he has deemed necessary, and is aware of no reason why the Lender would not be able to register the sale of its shares under Minnesota and Federal Securities
Laws;

          f.   An agreement from Tuschner & Company, Inc. and any other
party that             has a right to a commission as a result of the loan
described herein,                waiving any right to receive such commission
until the loan has been            repaid in full, in a form satisfactory to
Lender and his Counsel;


          g. A Personal Guaranty executed by Robert Blank and his spouse personally guaranteeing repayment of the loan described herein;

          h.   Subordination/Standby Agreem   ents executed by all related
party creditors             of Borrower by which they subordinate their
indebtedness to the debt            owed to Lender and agree that they will
accept no payments on such debt         until Lender has been repaid in full,
together with Borrower's agreement to make no payments on any such debt; and

     i. Evidence satisfactory to Lender and Lender's counsel that all holders of the preferred shares of Borrower have waived their right to put such shares for redemption until the loan described herein has been repaid in full to Lender.


     4. This Bridge Financing Agreement is made in anticipation of an Initial Public
Offering of the securities of Skyway. Part of the consideration herefor is a promise by Skyway to file with the Securities and Exchange Commission a Registration
Statement no later than
January 31, 1996.


     5. Borrower shall issue and deliver to Lender Warrants for the purchase of 50,000 shares of the Common Stock of Skyway, exercisable at a price of one-half of the price at
which similar shares are offered to the public in the above-referenced Initial Public Offering.

     6. Lender shall be entitled to demand registration with the Securities and Exchange
Commission of the securities acquired by Lender pursuant to the warrant described in paragraph
5 hereof. Said right to demand registration shall be exercisable only once, at a date to be determined solely by Lender.


     7. Borrower shall direct Tuschner & Company, the anticipated underwriter of the above-referenced Initial Public Offering; or any substitute underwriter hereafter named; to pay the Promissory Note described in paragraph 3, above, directly out of the proceeds of said Initial
Public Offering, first, and before any other creditors of Borrower (including all related party creditors and entities or person owed commissions as a result of the loan anticipated hereby) at closing thereon.


Dated:    November      , 1995


                                  Skyway Advertising, Inc.


                                 By:

Norman Winer                             Robert H. Blank
           Its:

                EXHIBIT "A"          BRIDGE  FINANCING  AGREEMENT



     This agreement is made this 1st day of November, 1995, by and between Norman Winer ("Lender" or "Holder"), and Skyway Advertising, Inc. ("Skyway" or "Borrower").

     Whereas, Lender wishes to provide and Borrower wishes to secure certain short-term financing in anticipation of a proposed Initial Public Offering of the securities of Borrower, and

     Whereas, both of the parties hereto have acknowledged the receipt of good and valuable consideration for the covenants, promises, performances and obligations undertaken, or to be undertaken in fulfillment of this Agreement,



     NOW, THEREFORE, IT IS HEREBY AGREED:

     1. Closing on the financing anticipated hereby shall take place at the offices of Tuschner & Company, 120 South 6th Street, Suite 800, Minneapolis, Minnesota at a time to be set by the parties on Friday, November 3, 1995.

     2.   Lender shall deliver to Borrower the sum of $150,000.

     3.   Borrower shall deliver to Lender an executed Promissory
Note in the form attached hereto as Exhibit "A".

     4. This Bridge Financing Agreement is made in anticipation of an Initial Public Offering of the securities of Skyway. Part of the consideration herefor is a promise by Skyway to file with the Securities and Exchange Commission a Registration Statement no later than December 31, 1995.

     5. Borrower shall issue and deliver to Lender Warrants for the purchase of 50,000 shares of the Common Stock of Skyway, exercisable at a price of one-half of the price similar shares are offered to the public in the above-referenced Initial Public Offering.

     6. Lender shall be entitled to demand registration with the Securities and Exchange Commission of the securities acquired by Lender pursuant to the warrant described in paragraph 5 hereof. Said right to demand registration shall be exercisable only once, at a date to be determined solely by Lender.

     7. Borrower shall authorize Tuschner & Company, the anticipated underwriter of the above-referenced Initial Public Offering; or any substitute underwriter hereafter named; to pay the Promissory Note described in paragraph 3, above, directly out of the proceeds of said Initial Public Offering, first, and before any other creditors of Borrower
(including all related party creditors and entities or person owed commissions as a result of the loan anticipated hereby) at closing thereon.

     8. Borrower shall provide to Lender at closing written waivers of the right to "put" their shares to Skyway, until the entire indebtedness to Lender is satisfied, executed by each of the holders of Series A and/or
Series B Convertible Preferred Stock of Skyway.

     9.   Borrower shall provide to Lender at closing a written
Guarantee for repayment of the entire indebtedness to Lender executed by Robert H. Blank and Ann E. Tatlock.

     10. Borrower shall provide to Lender at closing an Opinion of counsel setting forth counsel's opinion of the validity of the transaction anticipated hereby and the basis for that opinion.

     Dated:    November      , 1995


                                  Skyway Advertising, Inc.


                              By:

Norman Winer                             Robert H. Blank
                                   Its:

                 PROMISSORY NOTE

     FOR VALUABLE CONSIDERATION RECEIVED, Skyway
Advertising, Inc., ("Skyway", or "Maker"), in conjunction with that certain Bridge Financing Agreement, (which shall be incorporated herein by reference) hereby promises to pay to Norman Winer ("Holder"), his successors and assigns, at Holder's office at 3050 Multifoods Tower, 33 South 6th Street, Minneapolis, Minnesota, or at any other place designated by Holder, the principal sum of $150,000, together with interest
(calculated on the basis of actual days elapsed and a 360 day year) on the unpaid principal hereof, from the date of this Note until this Note is fully paid, in the following manner and upon the following terms and conditions:

1. Payment. This Note shall be payable in full at such time as the Initial Public Offering of securities of Skyway closes and proceeds thereof are delivered to Skyway, but in no event later than one hundred twenty
(120) days from the date of this Note, or at such other or different time as the parties hereto may hereafter agree in writing.

2. Security. The loan evidenced hereby shall be secured by a lien against all of the assets of Skyway to the full extent of principal and interest accrued at any time hereunder. Said lien and the Security Agreementcreating it shall be given priority over all claims of related creditors of Skyway

3.   Prepayment.    This Note may be prepaid in whole or in part at any
time.

4. Interest. Interest shall accrue on this note at the rate of ten per cent (10%).

5. Governing Law. This Note shall be construed and interpreted in accordance with the laws of the State of Minnesota.

6.   Binding Effect.     Except as herein otherwise provided to the
contrary, this Note shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective heirs, executors, administrators, successors and assigns.
     Maker waives presentment, dishonor, protest, demand, diligence, notice of protest, notice of demand, notice of dishonor, notice of nonpayment, and any other notice of any kind otherwise required by law in connection with the delivery, acceptance, performance, default, enforcement or collection of this Note and expressly agrees that this Note, or any payment hereunder, may be extended or subordinated (by forbearance of otherwise) at any time, without in any way affecting the liability of Maker.

     Maker agrees to pay on demand all costs of collecting or enforcing payment under this Note, including attorneys' fees and legal expenses, whether suit be brought or not, and whether through courts of original jurisdiction, courts of appellate jurisdiction, or bankruptcy courts, or through other legal proceedings.

     This Note may not be amended or modified, nor shall waiver of any provision hereof be effective, except only by an instrument in writing signed by the party against whom enforcement of any amendment, modification, or waiver is sought.

     IN WITNESS WHEREOF, this Note has been executed as of the date set forth below.

Date:     November      , 1995

                              Skyway Advertising, Inc.



                                   By:

                                   Robert H. Blank

                SECURITY AGREEMENT


This Security Agreement ("Agreement") is made this date by and between Skyway Advertising, Inc., a Minnesota corporation, ("Debtor") and
Norman Winer ("Secured Party").

Section 1. Grant of Security Interest. Debtor, in consideration of the indebtedness described in this Agreement, hereby grants, conveys, and assigns to Secured Party for security all of Debtor's existing and future right, title and interest in, to and under the property listed in Section 2 of this Agreement. This security interest is granted to the Secured Party to
(a) secure the payment of the indebtedness evidenced by Debtor's note
payable to Secured Party dated November     , 1995 ("Note") in the
principal sum of $150,000 with interest thereon, and all renewals, extensions, and modifications of the Note; (b) the payment, performance and observance of all obligations, covenants and agreements to be paid, performed or observed by Debtor under that certain Bridge Financing
Agreement of even date, herewith, between Secured Party and the Debtor ("Financing Agreement"); (c) the payment of all other sums, with interest thereon, advanced under the terms of this Agreement; and (d) the performance of the agreements and warranties of Debtor contained in the Note, this Agreement, the Financing Agreement, or incorporated in either Agreement by reference .

Section 2. Property. The property subject to the security interest (the Collateral) is as follows:

2.1 Equipment. All equipment of the Debtor, including office equipment, signage and other equipment used in the business of Debtor.

2.2 Accounts Receivable and Other Intangibles. All of the Debtor's accounts, chattel paper, contract rights, commissions, warehouse receipts, bills of lading, delivery orders, drafts, acceptances, notes, securities and other instruments; documents; general intangibles and all other forms of receivables, and all guaranties and securities therefor.

2.3  Inventory and Other Tangible Personal Property.  All of the
Debtor's inventory, including all goods, merchandise, materials, raw materials, work in progress, finished goods, now owned or hereinafter acquired and held for sale or lease or furnished or to be furnished under contracts or service agreements or to be used or consumed in the Debtor's business and all other tangible personal property of Debtor.

2.4 After-Acquired Property. All property of the types described in Sections 2.1 and 2.2, or similar thereto, that at any time hereafter may be acquired by Debtor, including but not limited to all accessions, parts, additions, and replacements.

2.5 Proceeds. All proceeds of the sale or other disposition of any of the Collateral described or referred to in Sections 2.1-2.3. Sale or disposition of Collateral is prohibited.
Section 3. Covenants of Debtor. The Debtor agrees and covenants as follows:

3.1 Payment of Principal and Interest. The Debtor shall promptly pay when due the principal of and interest on the indebtedness evidenced by the Note, any other charges provided in the Note, and all other sums secured by this Agreement and/or the Financing Agreement.

3.2 Corporate Existence. The Debtor is a corporation duly organized and existing under the laws of the state of Minnesota and is duly qualified in every other state in which it is doing business.

3.3 Corporate Authority. The execution, delivery, and performance of this Agreement, the Financing Agreement, and the execution, delivery, and payment of the Note are within Debtor's corporate powers, have been duly authorized, and are not in contravention of law or the terms of the Debtor's articles of incorporation and bylaws, or of any indenture, agreement, or undertaking to which the Debtor is a party or by which it is bound.

Section 4. Removal of Collateral Prohibited. The Debtor shall not remove the Collateral from its premises without the written consent of the Secured Party, except as necessary for the normal operation of Debtor's business.

Section 5. Perfection of Security Interest. The Debtor agrees to execute and file financing statements, and do whatever may be necessary under the applicable Uniform Commercial Code in the state where the Collateral is located, to perfect and continue the Secured Party's interest in the Collateral, all at the Debtor's expense.

Section 6. Taxes and Assessments. The Debtor will pay or cause to be paid promptly when due all taxes and assessments on the Collateral, this Agreement, the Sales/Loan Agreement, and the Note. The Debtor may, however, withhold payment of any tax assessment or claim if a good faith dispute exists as to the obligation to pay.

Section 7. Insurance. The Debtor shall have and maintain, or cause to be maintained, insurance at all times with respect to all Collateral except accounts receivable, against such risks as the Secured Party may reasonably require, in such form, for such periods, and written by such companies as may be satisfactory to the Secured Party. All policies of insurance shall have endorsed a loss payable clause acceptable to the Secured Party and/or such other endorsements as the Secured Party may from time to time request, and the Debtor will promptly provide the Secured Party with the original policies or certificates of such insurance. The Debtor shall promptly notify the Secured Party of any loss or damage that may occur to the Collateral. The Secured Party is hereby authorized to make proof of loss if it is not made promptly by the Debtor. All proceeds of any insurance on the Collateral shall be held by the Secured Party as a part of the Collateral. Such proceeds shall be paid out from time to time upon order of the Debtor for the purpose of paying the reasonable cost of repairing or restoring the property damaged. Any proceeds that have not been so paid out within 120 days following their receipt by the Secured Party shall be applied to the prepayment of principal on the Note. In the event of failure to provide insurance as herein provided, the Secured Party may, at the Secured Party's option, provide such insurance at the Debtor's expense.

Section 8. Application of Payments. Unless applicable law provides otherwise, all payments received by the Secured Party from the Debtor under the Note, this Agreement, and/or the Financing Agreement shall be applied by the Secured Party in the following order of priority: (i) interest payable on the Note in the manner provided therein; (ii) principal of the
Note in the manner provided therein; and (iii) any other sums secured by this Agreement and/or the Financing Agreement in such order as the Secured Party, at the Secured Party's option, may determine.

Section 9. Protection of Secured Party's Security. If the Debtor fails to perform the covenants and agreements contained or incorporated in this Agreement and/or the Financing Agreement, or if any action or proceeding is commenced which affects the Collateral or title thereto or the interest of the Secured Party therein, including, but not limited to eminent domain, insolvency, code enforcement, or arrangements or proceedings involving a bankrupt or decedent, then the Secured Party, at the Secured Party's option, may make such appearance, disburse such sums, and take such action as the Secured Party deems necessary, in its sole discretion, to protect the Secured Party's interest, including but not limited to (i) disbursement of attorneys' fees, (ii) entry upon the Debtor's property to make repairs to the Collateral, and (iii) procurement of satisfactory insurance. Any amounts disbursed by Secured Party pursuant to this Section, with interest thereon, shall become additional indebtedness of the Debtor secured by this Agreement. Unless the Debtor and the Secured
Party agree to other terms of payment, such amounts shall be immediately due and payable and shall bear interest from the date of disbursement at the default rate stated in the Note unless collection from the Debtor of interest at such rate would be contrary to applicable law, in which event such amounts shall bear interest at the highest rate which may be collected from the Debtor under applicable law. Nothing contained in this Section shall require the Secured Party to incur any expense or take any action.

Section 10. Inspection. The Secured Party may make or cause to be made reasonable entries upon and inspections of the Debtor's premises to inspect the Collateral.

Section 11.    Debtor and Lien Not Released.  From time to time, the
Secured Party may, at the Secured Party's option, without giving notice to or obtaining the consent of the Debtor, the Debtor's successors or assigns or of any other lienholder or guarantors, without liability on the Secured Party's part, and notwithstanding the Debtor's breach of any covenant or agreement of the Debtor in this Agreement and/or the Financing
Agreement, extend the time for payment of said indebtedness or any part thereof, reduce the payments thereon, release anyone liable on any of said indebtedness, accept a renewal note or notes therefor, modify the terms and the time of payment of said indebtedness, release from the lien of this Agreement any part of the Collateral, take or release other or additional security, reconvey any part of the Collateral, consent to any map or plan of the Collateral, consent to the granting of any easement, join in any extension or subordination agreement, and agree in writing with the Debtor to modify the rate of interest or period of amortization of the Note or change the amount of any installments payable thereunder. Any actions taken by the Secured Party pursuant to the terms of this Section shall not affect the obligation of the Debtor or the Debtor's successors or assigns to pay the sums secured by this Agreement and/or the Financing Agreement and to observe the covenants of the Debtor contained herein, shall not affect the guaranty of any person, corporation, partnership, or other entity for payment of the indebtedness secured hereby, and shall not affect the lien or priority of lien hereof on the Collateral. The Debtor shall pay the Secured Party a reasonable service charge, together with such title insurance premiums and attorneys' fees as may be incurred at the Secured Party's option for any such action if taken at the Debtor's request.

Section 12. Forbearance by Secured Party Not a Waiver. Any forbearance by the Secured Party in exercising any right or remedy hereunder, or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of any right or remedy. The acceptance by the Secured Party of payment of any sum secured by this Agreement and/or the Financing Agreement after the due date of such payment shall not be a waiver of the Secured Party's right to either require prompt payment when due of all other sums so secured or to declare a default for failure to make prompt payment. The procurement of insurance or the payment of taxes, rents or other liens or charges by the Secured Party shall not be a waiver of the Secured Party's right to accelerate the maturity of the indebtedness secured by this Agreement, nor shall the Secured Party's receipt of any awards, proceeds or damages as provided in this Agreement operate to cure or waive the Debtor's default in payment of sums secured by this Agreement.

Section 13.    Uniform Commercial Code Security Agreement.  This
Agreement is intended to be a security agreement pursuant to the Uniform Commercial Code for any of the items specified above as part of the Collateral which, under applicable law, may be subject to a security interest pursuant to the Uniform Commercial Code, and the Debtor hereby grants the Secured Party a security interest in said items. The Debtor agrees that the Secured Party may file any appropriate document in the appropriate index as a financing statement for any of the items specified above as part of the Collateral. In addition, the Debtor agrees to execute and deliver to the Secured Party, upon the Secured Party's request, any financing statements, as well as extensions, renewals and amendments thereof, and reproductions of this Agreement and/or the Financing
Agreement in such form as the Secured Party may require to perfect a security interest with respect to said items. The Debtor shall pay all costs of filing such financing statements and any extensions, renewals, amendments, and releases thereof, and shall pay all reasonable costs and expenses of any record searches for financing statements the Secured Party may reasonably require. Without the prior written consent of the Secured Party, the Debtor shall not create or suffer to be created pursuant to the Uniform Commercial Code any other security interest in the Collateral, including replacements and additions thereto. Upon the occurrence of an event of default, the Secured Party shall have the remedies of a secured party under the Uniform Commercial Code and, at the Secured Party's option, may also invoke the other remedies provided in this Agreement and/or the Financing Agreement as to such items. In exercising any of said remedies, the Secured Party may proceed against the items of real property and any items of personal property specified above as part of the Collateral separately or together and in any order whatsoever, without in any way affecting the availability of the Secured Party's remedies under the Uniform Commercial Code or of the other remedies provided in this Agreement and/or the Financing Agreement.

Section 14. Events of Default. The Debtor shall be in default under this Agreement when any of the following events or conditions occurs:

14.1 The Debtor shall be in default under the Note.

14.2 The Debtor fails to comply with any term, obligation, covenant, or condition contained in this Agreement and/or in the Financing Agreement, within 10 days after receipt of written notice from the Secured Party demanding such compliance.

14.3 Any warranty, covenant, or representation made to the Secured Party by the Debtor under this Agreement, and/or under the Financing Agreement, proves to have been false in any material respect when made or furnished.

14.4 Any levy, seizure, attachment, lien, or encumbrance of or on the Collateral which is not discharged by the Debtor within 10 days or, any sale, transfer, or disposition of any interest in the Collateral, other than in the ordinary course of business, without the written consent of the Secured Party.

Section 15.    Acceleration in Case of Borrower's Insolvency.  If the
Debtor shall voluntarily file a petition under the federal Bankruptcy Act, as such Act may from time to time be amended, or under any similar or successor federal statute relating to bankruptcy, insolvency, arrangements or reorganizations, or under any state bankruptcy or insolvency act, or file an answer in an involuntary proceeding admitting insolvency or inability to pay debts, or if the Debtor shall be adjudged a bankrupt, or if a trustee or receiver shall be appointed for the Debtor's property, or if the Collateral shall become subject to the jurisdiction of a federal bankruptcy court or similar state court, or if the Debtor shall make an assignment for the benefit of its creditors, or if there is an attachment, receivership, execution or other judicial seizure, then the Secured Party may, at the Secured
Party's option, declare all of the sums secured by this Agreement to be immediately due and payable without prior notice to the Debtor, and the Secured Party may invoke any remedies permitted by this Agreement.
Any attorneys' fees and other expenses incurred by the Secured Party in connection with the Debtor's bankruptcy or any of the other events described in this Section shall be additional indebtedness of the Debtor secured by this Agreement.

Section 16.    Rights of Secured Party.

16.1 Upon default or at any time before default when the Secured Party reasonably feels insecure, the Secured Party may require the Debtor to assemble the Collateral and make it available to the Secured Party at the place to be designated by the Secured Party which is reasonably convenient to both parties. The Secured Party may sell all or any part of the Collateral as a whole or in parcels either by public auction, private sale, or other method of disposition. The Secured Party may bid at any public sale on all or any portion of the Collateral. Unless the Collateral is perishable or threatens to decline speedily in value or is of the type customarily sold on a recognized market, the Secured Party shall give the Debtor reasonable notice of the time and place of any public sale or of the time after which any private sale or other disposition of the Collateral is to be made, and notice given at least 10 days before the time of the sale or other disposition shall be conclusively presumed to be reasonable. A public sale in the following fashion shall be conclusively presumed to be reasonable:

     16.1.1 Notice shall be given at least 10 days before the date of sale by publication once in a newspaper of general circulation published in the county in which the sale is to be held;

     16.1.2 The sale shall be held in a county in which the Collateral or any part is located or in a county in which the Debtor has a place of business;

     16.1.3 Payment shall be in cash or by certified check immediately following the close of the sale;

     16.1.4 The sale shall be by auction, but it need not be by a professional auctioneer;

     16.1.5 The Collateral may be sold as is and without any preparation for sale.

16.2 Notwithstanding any provision of this Agreement, the Secured
Party shall be under no obligation to offer to sell the Collateral. In the event the Secured Party offers to sell the Collateral, the Secured Party will be under no obligation to consummate a sale of the Collateral if, in its reasonable business judgment, none of the offers received by it reasonably approximates the fair value of the Collateral.

16.3 In the event the Secured Party elects not to sell the Collateral, the Secured Party may elect to follow the procedures set forth in the Uniform Commercial Code for retaining the Collateral in satisfaction of the Debtor's obligation, subject to the Debtor's rights under such procedures.

16.4 In addition to the rights under this Agreement and/or the Financing Agreement, in the event of a default by the Debtor, the Secured Party shall be entitled to the appointment of a receiver for the Collateral as a matter of right whether or not the apparent value of the Collateral exceeds the outstanding principal amount of the Note and any receiver appointed may serve without bond. Employment by the Secured Party shall not disqualify a person from serving as receiver.

Section 17. Waiver of Statute of Limitations. Debtor hereby waives the right to assert any statute of limitations as a bar to the enforcement of the lien of this Agreement or to any action brought to enforce the Note or any other obligation secured by this Agreement and/or the Financing
Agreement.

Section 18. Waiver of Marshaling. Notwithstanding the existence of any other security interest in the Collateral held by the Secured Party or by any other party, the Secured Party shall have the right to determine the order in which any or all of the Collateral shall be subjected to the remedies provided by this Agreement and/or the Financing Agreement.
The Secured Party shall have the right to determine the order in which any or all portions of the indebtedness secured by this Agreement are satisfied from the proceeds realized upon the exercise of the remedies provided in this Agreement and/or the Financing Agreement. The Debtor, any party who consents to this Agreement, and any party who now or hereafter acquires a security interest in the Collateral and who has actual or constructive notice of this Agreement, hereby waives any and all right to require the marshaling of assets in connection with the exercise of any of the remedies permitted by applicable law or by this Agreement and/or the Financing Agreement.

Section 19. Provisions of Agreement. The Debtor agrees to comply with the covenants and conditions of the Financing Agreement which is hereby incorporated by reference in and made a part of this Agreement.
All advances made by the Secured Party pursuant to the Financing
Agreement shall be indebtedness of the Debtor secured by this Agreement, and such advances may be obligatory as provided in the Agreement. All sums disbursed by the Secured Party to protect the security of this Agreement and/or the Financing Agreement up to the principal amount of the Note shall be treated as disbursements pursuant to such Agreements.
All such sums shall bear interest from the date of disbursement at the rate stated in the Note, unless collection from the Debtor of interest at such rate would be contrary to applicable law in which event such amount shall bear interest at the highest rate which may be collected from the Debtor under applicable law. In case of a breach by the Debtor of the covenants and conditions of the Agreement, the Secured Party at the Secured Party's option (i) may invoke any of the rights or remedies provided in the Agreement, (ii) may accelerate the sums secured by this Agreement and invoke the remedies provided in this Agreement or, (iii) may do both.

Section 20. Remedies Cumulative. Each remedy provided in this Agreement and/or the Financing Agreement is distinct and cumulative to all other rights or remedies under this Agreement and/or the Financing Agreement or afforded by law or equity, and may be exercised concurrently, independently, or successively, in any order whatsoever.

Section 21. Notices. Any notices permitted or required under this Agreement shall be deemed given upon the date of personal delivery or 48 hours after deposit in the United States mail, postage fully prepaid, return receipt requested, addressed to Secured Party at:

Norman H. Winer
3050 Multifoods Tower
33 south 6th Street
Minneapolis, Minnesota   55402
with a copy to:

William D. Klein
3400 City Center
33 South 6th Street
Minneapolis, Minnesota 55402



addressed to the Debtor at:

Robert H. Blank
Skyway Advertising, Inc.
12 South 6th Street, Suite 1126
Minneapolis, Minnesota 55402
or at any other address as any party may, from time to time, designate by notice given in compliance with this Section.

Section 22. Law Governing. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota.

Section 23. Titles and Captions. All section titles or captions contained in this Agreement are for convenience only and shall not be deemed part of the context nor effect the interpretation of this Agreement.

Section 24. Entire Agreement. This Agreement and the Note and other agreements executed contemporaneously hereto contain the entire under-standing between and among the parties and supersedes any prior understandings and agreements among them respecting the subject matter of this Agreement.

Section 25. Agreement Binding. This Agreement shall be binding upon the heirs, executors, administrators, successors and assigns of the parties hereto.

Section 26. Computation of Time. In computing any period of time pursuant to this Agreement, the day of the act, event or default from which the designated period of time begins to run shall be included, unless it is a Saturday, Sunday or a legal holiday, in which event the period shall begin to run on the next day which is not a Saturday, Sunday or legal holiday, in which event the period shall run until the end of the next day thereafter which is not a Saturday, Sunday or legal holiday.

Section 27. Pronouns and Plurals. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons may require.

Section 28. Presumption. This Agreement or any section thereof shall not be construed against any party due to the fact that said Agreement or any section thereof was drafted by said party.

Section 29. Further Action. The parties hereto shall execute and deliver all documents, provide all information and take or forbear from all such action as may be necessary or appropriate to achieve the purposes of this Agreement and the Financing Agreement.

Section 30. Parties in Interest. Nothing herein shall be construed to be to the benefit of any third party, nor is it intended that any provision shall be for the benefit of any third party.

Section 31. Savings Clause. If any provision of this Agreement, or the application of such provision to any person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

Dated:

SKYWAY ADVERTISING, INC.

                                   Norman Winer
    By:
     Robert H. Blank
     Its: Executive Vice-President


                      GUARANTEE OF REPAYMENT


     The undersigned, Robert H. Blank and Ann E. Tatlock do hereby personally guarantee repayment to Norman Winer of all indebtedness of Skyway Advertising, Inc. growing out of that certain Bridge Financing
Agreement and Promissory Note executed this       Day of November,
1995.



                              Robert H. Blank





                              Ann E. Tatlock


        TEMPORARY WAIVER OF RIGHT TO PUT


     WHEREAS, the undersigned is a record owner of shares of Series Convertible Preferred Stock of Skyway Advertising, Inc. (the "Company"); and

     WHEREAS, the Company proposes to enter into a Bridge
Financing Agreement (the "Agreement") with an unrelated lender
("Lender") in the form attached hereto as Exhibit "A", as revised; and

     WHEREAS, the undersigned agrees that the proposed financing is in the best interests of the Company; and

     WHEREAS, as a condition of the financing proposed by said
Agreement, the Company has been asked to request that its holders of Series A and/or Series B Convertible Preferred Stock waive their right to "put" their shares to the Company until after the proposed indebtedness is repaid in full;

     NOW, IN CONSIDERATION OF THE FOREGOING,

     I,                         , a record owner of
      shares of the Series     Convertible Preferred Stock of the Company, do
hereby waive my right to put my preferred shares to the Company at any time until after the above-described indebtedness of the Company to Lender is repaid in full. I understand that the lender is relying upon this waiver in entering into and performing the Bridge Financing Agreement.

Dated:    November       , 1995


             SUBORDINATION AGREEMENT


     WHEREAS, Skyway Advertising, Inc. (the "Company") proposes to enter into a Bridge Financing Agreement (the "Agreement") with Norman Winer ("Winer" or "Lender") in the form attached hereto as Exhibit "A"; and

     WHEREAS, the undersigned agree that the financing proposed by said Agreement is in the best interests of the Company; and

     WHEREAS, the proceeds of said financing are designated by the Company as partial payment of the agreed upon redemption of the common stock of the Company heretofore owned by the undersigned; and

     WHEREAS, the said financing is to be repaid not later than 120 days after closing scheduled to take place on or about November 17, 1995; and

     WHEREAS, as a condition of the financing proposed by said
Agreement, the related creditors of the Company must subordinate their interest, including security interests, and forgo repayment of all debts owing until after the proposed indebtedness to Winer is repaid in full;

     NOW, IN CONSIDERATION OF THE FOREGOING,

     We, Mark W. Lease and Michael W. Lease, do hereby agree to subordinate our rights to repayment of all debts from the Company, whether now owing or hereafter created; owed to us jointly, severally or in the name of our partnership, Lease Companies, Inc.; until the above-described indebtedness of the Company to Norman Winer is repaid in full.

Dated:    November       , 1995




                              Mark W. Lease




                              Michael W. Lease